Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of  Eternal Image, Inc., (the "Company") on Form 10-Q for the period ending September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Clint Mytych, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eternal Image, Inc..

        /s/  Clint Mytych

                                      DATE:  November 22, 2010

Clint Mytych, Principal Executive Officer and Principal

Financial Officer

A signed original of this written statement required by Section 906 has been provided to Eternal Image, Inc. and will be retained by Eternal Image, Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.